Earnings / (loss) per Share	12 Months Ended
Dec. 31, 2024
Earnings / (loss) per Share [Abstract]
Earnings / (loss) per Share
14.	Earnings / (loss) per Share:

The calculation of net (loss) / income per common share is summarized below:

	Year ended	Year ended	From January 20, 2022 through
	December 31, 2024	December 31, 2023	December 31, 2022

Net (loss) / income	$(3,383)	$221	$37,490
Less: Dividends on Series C preferred shares	-	-	(743)
Less: Dividends to non-vested participating securities	-	(95)	(667)
Less: Undistributed earnings to non-vested participating securities	-	-	(994)
Net (loss) / income attributable to common shareholders, basic	$(3,383)	$126	$35,086

Undistributed earnings to non-vested participating securities	$-	$-	$994
Undistributed earnings reallocated to non-vested participating securities	-	-	(621)
Effect of Series C preferred shares	-	-	476
Net (loss) / income attributable to common shareholders, diluted	$(3,383)	$126	$35,935

Weighted average common shares outstanding – basic	8,711,951	8,359,487	4,503,397
Effect of dilutive securities:
Dilutive effect of Series C preferred shares	-	-	2,796,164
Weighted average common shares outstanding – diluted	8,711,951	8,359,487	7,299,561

Net (loss) / income per share attributable to common shareholders, basic	$(0.39)	$0.02	$7.79
Net (loss) / income per share attributable to common shareholders, diluted	$(0.39)	$0.02	$4.92

The Company calculates basic earnings per share in conformity with the two-class method required for companies with participating securities. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed.

Net (loss) / income attributable to common shareholders for the years ended December 31, 2024 and 2023 is adjusted by the amount of dividends on non-vested participating securities (if any). Undistributed income to non-vested participating securities was not calculated for the years ended December 31, 2024 and 2023, because doing so would result in distributed income in excess of net income, thus resulting in undistributed losses.

Net income attributable to common shareholders for the period from January 20, 2022 through December 31, 2022 is adjusted by the amount of dividends on Series C Preferred Shares and non-vested participating securities and corresponding undistributed income to non-vested participating securities. The Company calculated diluted earnings per share in conformity with the two-class method required for companies with participating securities since the two-class method was more dilutive. For the period from January 20, 2022 through December 31, 2022, the computation of diluted earnings per share reflects the potential dilution from conversion of preferred convertible stock, which were outstanding from their issuance and up to their redemption, calculated with the “if converted” method described above and capped as per their respective contractual terms, which resulted in 2,796,164 incremental shares.

For the years ended December 31, 2024 and 2023 and for the period from January 20, 2022 through December 2022, securities that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share, because to do so would have anti-dilutive effect, are any incremental shares resulting from the outstanding warrants calculated with the treasury stock method.